UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2007

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

48387

FPA New Income, Inc.

March 31, 2007

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-month period ended March 31, 2007. Your Fund's net asset value (NAV) closed at $11.00. Dividends of $0.15 and $0.11 were paid on October 5 and December 22, 2006, to holders of record on September 29 and December 15, 2006, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on March 31, 2007 for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return Periods Ended March 31, 2007
	1 Year		5 Years		10 Years		15 years		20 Years
FPA New Income, Inc. (NAV)	5.46	%*	4.02	%*	5.94	%*	6.83	%*	7.78	%*
FPA New Income (Net of Sales Charge)	1.77	%**	3.28	%**	5.56	%**	6.57	%**	7.59	%**
Lipper A-Rated Bond Fund Average	6.07%		5.18%		5.85%		6.44%		7.16%
Lehman Brothers Government/Credit Index	6.38%		5.57%		6.51%		6.78%		7.32%

The Fund's total rate of return for the six months was 2.51%* versus 2.61% and 2.53% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 2006, total returns were: FPA New Income, Inc., 4.79%*; Lipper Average, 3.87%; and the Lehman Index, 3.78%.

Commentary

What a boring six months this has been for the bond market. There has been much talk about Federal Reserve policy changes that change direction almost weekly, if not daily. One day the talk is how strong the economy is and the next it is about the unfolding weakness. Had you gone to sleep on September 29, the ten-year and two-year Treasury bond yields were 4.63% and 4.69%, respectively; while on March 30, they were 4.65% and 4.58%. Therefore, there was not much change for this period. There has been a lot of churning between 4.5% and 5% for both of these maturities, but we essentially ended up where we started.

Because of this narrow band of yield changes, there was little opportunity to add much in the way of value from a shift in portfolio maturity. One would have had to trade these small variations quickly. This is not our style nor do we believe that it is what an investment manager should do. Trading quickly is just another form of speculation. Because of this environment, your Fund essentially performed in line with the Lipper Average and the Lehman Brothers Index.

While all this inactivity was taking place, we were actively adding securities so as to maintain your Fund's average duration. At March 30, it was 1.00 years versus the September 30 duration of 0.98 years. We have added additional mortgage securities with effective maturities between two and three years; however, these are being added at a rate that matches the maturing of similar term securities. With the Fed Funds rate currently at 5.25% and the two-year yield at 4.65%, we have waited for periods when the two-year yield rose closer to the Funds rate to add some duration; however, these opportunities have been infrequent. Unless we can add securities that yield greater than money markets, approximately where the Fed Funds rate is presently, we see little reason to give up yield while accepting more volatility risk. Unless we get a major lowering in the level of interest rates, we see other funds taking on considerably more volatility risk for little, if any, yield advantage. Furthermore, we are unwilling to accept virtually any credit risk since credit spreads are quite narrow. The yield increment that we would earn over like-maturity Treasury securities by purchasing low investment grade rated securities is insufficient, in our opinion, for the credit risk one must accept. We are in a period where "risk" does not seem to be of much concern to

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 3.5% of the offering price.

either investment managers or investors in general. We will address this point later in the letter.

We are of the opinion that a higher level of credit quality should be maintained in the current economic and investment environment. In light of this, we have continued to reduce our exposure to high-yield (junk bonds) securities. As of March 31, they represented 1.67% of the portfolio versus 4.45% at September 30, 2006. One of our remaining high-yield securities, Metaldyne, has been a major winner, thus, we are reducing our holding. Tom Atteberry did an excellent job on this one and we are the better for it. When it is gone, the Fund will barely have 1% invested in high-yield securities. We see virtually no value in this sector, given the very narrow yield spreads that exist versus Treasury securities. Investor confidence is extremely high; therefore, many are willing to stretch for additional yield beyond that which is available in the Treasury or mortgage sectors.

Your Fund has not and will not stretch for yield. It is at its highest weighted average credit quality ever, with securities rated AAA or higher representing 83% of the Fund while AA securities account for another 15%. Within these numbers, we have included the underlying credit grades of the commercial paper securities that we own. Money market securities represent 36% of the Fund. Government/Agency securities total 56% and are included in the 83% total.

At the beginning of last year, we expressed a cautionary economic outlook, especially for the second half of the year. We believed that economic growth was likely to decelerate into the 2% range, accompanied by inflation pressures. This outlook proved to be reasonably accurate, but it did not get reflected within the bond market. We cautioned about the likelihood of a housing slowdown, with problems developing in the sub-prime housing finance segment. We thought that, should these events unfold, credit risk fear would start to re-enter the psyche of the bond market. This did not occur. We do not believe that we were wrong, only a little early. Recent economic data has confirmed that economic growth is continuing to decelerate along with a slowdown in corporate earnings growth. This is the scenario that we thought would unfold in the fourth quarter of 2006, but it looks like it is just now beginning to gain momentum on the downside. With preliminary first quarter real GDP growth of 1.3% and S&P 500 earnings growing at 5% or less, this is decidedly different trend than in the second half of 2006. We expect this trend to continue throughout this year.

Our main focus continues to be the protection of your capital since we do not believe that we are being adequately compensated to take much in the way of credit or interest rate risk. Until we believe the odds are in our favor, we will continue our defensive posture. We have maintained a defensive posture for more than four years. Because of this, your Fund's total return for the five-year period ended March 31, 2007 does not compare well. Over the four-year period ended March 31, 2007, your Fund compares very well with a 4.36% total return versus a 3.70% total return for the Lehman Brothers Index. We were a little early in getting defensive, but we still believe that this will serve you well in the long-run since we see little value in long-term Treasury securities with a 4% yield handle. We see no reason to change our fundamental position that we took when we wrote "Buyers-Strike" in June 2003.

Special Commentary

Nearly two years ago we began discussing the risks in the sub-prime area and then went on to mention an area referred to as Alt-A. We were of the opinion that the lack of underwriting standards would come back to haunt the sub-prime area. At the beginning of last year, we forecast that the sub-prime sector was likely to come under duress in the second half of 2006 and that this was likely to hurt the economy and the housing sector into 2007. As it developed, the process really did not get going until December and then picked up steam in February 2007. There have now been over 50 sub-prime organizations that have been taken over or have filed for bankruptcy since the end of November. The second largest, New Century Financial, has filed for bankruptcy, while the largest, HSBC Holdings Plc, has fired the senior management of its U.S. operations that included the sub-prime credit operation, the former Household International Inc.

Fear of a general contagion from the sub-prime fallout has worried the financial markets and especially the housing sector. So far, the general belief is that it will be contained. Federal Reserve Chairman Bernanke said that the fall-out from "the sub-prime markets seems largely to be contained." We are not so sure. In 2005, we reviewed three mortgage-backed securities that we owned in FPA New Income. What caught our attention was that they were exhibiting an elevated rate of delinquency and foreclosures, while being barely nine months seasoned. This did not seem to make sense to us since these securities had high FICO scores (710-720). They were Alt-As and we did not understand what was going on, but we were unwilling to stay around to find out, so we sold them without any trouble. At the time, I had conversations with others who noticed these same trends. They were cautious in their outlook toward this sector as well. Now we are witnessing a growing concern regarding Alt-A securitizations. The April 3, 2007 Wall Street Journal reported that M&T Bank Corp. shares, in which Berkshire Hathaway Inc. is a big investor, declined 8.5%. The company announced that it was having trouble selling their Alt-A loans and thus, they would keep the loans, "a move that could knock about $7 million off its first-quarter earnings." In another article that same day, SouthStar Funding LLC, an Atlanta lender, announced that it would be closing down because the type of loans that it originates, Alt-A, are experiencing the same problems as sub-prime. Alt-A loans are loans that are supposed to be of a materially higher credit quality level than sub-prime and can have characteristics that are equal to prime mortgage loans.

As we researched this area, we ran across the First American Real Estate Solutions report, "Alt-A Credit—The Other Shoe Drops?" In it the data shows how far the underwriting quality has deteriorated since 2003. The report details how ARM loans have escalated from 1.7% to nearly 70% of total originations, with low documentation rising from 58% to nearly 80%. Furthermore, between 2002 and 2006, IO (interest only) loans rose from 7.7% to 35.6%, of total loans, while negative amortization loans grew from 0.4% to 42.2%, respectively. I could go on but the data obviously demonstrates the deterioration in underwriting standards.

Why are these two areas important? Sub-prime and Alt-A originations accounted for nearly 40% of total mortgage loans in 2006. The hunger for housing on the part of the individual, along with the hunger for profits by the originating organizations, created a perfect storm for excesses to develop. In our opinion, all of this is a direct result of the Federal Reserve's misguided interest-rate policy that led to the steepest yield curve ever. It helped to create a housing bubble of massive proportions that then encouraged buyers and lenders to speculate. The development of liar loans, i.e., low or no documentation loans were able to proliferate because everyone knew that home prices only went up. All of this would not have been possible without the development of the securitization market. The development of sub-prime ABS securities allowed many organizations to rapidly grow their origination base with the goal of selling these securities into the secondary market and, as such, sub-prime loans grew from slightly less than 5% of mortgage origination in 2001 to nearly 20% in 2006. With the easing of credit standards and the ability to sell these securities into the secondary market, an excess demand for housing was created.

I go through this long discussion since there is quite a bit of debate as to how big and how long the housing downturn might be. There are questions as to how much, if any, house price depreciation might occur. I have seen various studies try to estimate what the decline in home prices might be. These estimates generally range in the 10% to 20% area; however, Robert Shiller of Yale estimates that, if housing were to come back into alignment, after adjusting for inflation and the expansion in the average size of a home, the price adjustment would have to be approximately 45%. This may all sound a bit extreme since there has not been an annual decline in the national average price of a home in the post-WWII period.

My associates and I wondered, how might a house price decline affect the models that rating agencies use in determining the credit rating of a mortgage-backed ABS? On a conference call with Fitch on March 22, Fitch presented its assessment of the sub-prime ABS market. During the question-and-answer period, my associate, Tom Atteberry, asked the question, "What are the key drivers in your credit rating model?" Fitch responded that it would be the FICO score along with the assumption that home price appreciation (HPA) of low- to mid-single digit would continue, as it has for the last fifty years. Tom then asked, "What would happen to your model if HPA were flat?" They responded that the model would start to break down. If HPA were a negative 1% or 2%, the model would completely breakdown. Thus, if forecasts of 10% to 20% declines in home prices were to occur over a ten-year period rather than one or two, the model that Fitch uses would breakdown and various securitizations with credit ratings of AA or even AAA would experience considerable difficulty. This aspect of risk is not factored into the market today.

The potential of a breakdown in the rating agency models has serious implications for various types of financial institutions and debt origination structures. It could potentially strike at the confidence in the rating agencies themselves. My associate, Julian Mann, has been studying the area of sub-prime and rating agency involvement. He recently showed me a very garden variety Libor sub-prime floating rate security. The Standard & Poor's pricing service valued this bond at par while on March 19, 2007, Moody's rated this bond A3. To affirm the accuracy of this bond's pricing valuation, Julian went to two brokerage firms that traffic in this type of security and requested what might their bid be, if we were to request a bid. One responded that it would likely be in the $7 area. This does not mean 70% of par but 7% of par, a differential of nearly 93% between what the Standard & Poor's pricing service indicated and what might occur in the actual market. The other firm declined to indicate a bid but did say that the 7% of par bid was probably the correct one. Julian is continuing to investigate this area to determine whether this is an isolated occurrence or whether this may be the tip of something even larger. It does raise a serious question in our minds.

Since the conference call with Fitch, there has been a heightened level of discussion by many of our elected representatives as well as from some of the federal agencies. On April 12, Congressman Barney Frank of Massachusetts suggested that mortgage bond investors should be held liable for deceptive lending practices. This was followed up on April 17 when FDIC Chairman, Sheila Bair, said that mortgage investors failed to do due diligence before buying all these mortgages and that "everybody needs to share the pain." Should any of these misguided comments create the environment to legislate this type of liability, I can assure you that less capital will become available for mortgage loans. This I can say with absolute certainty in the case of the Funds we manage at First Pacific Advisors.

One additional risk to the sub-prime and possibly the Alt-A and other credit ABS structures is that the credit pipeline has gotten very extended between the providers of capital and the borrowers of capital. With so many different entities between borrower and lender, and with each taking their fractional share of fees, the discipline of the credit underwriting process can become tenuous since the loan is being passed on to another entity. In this case, should the borrower get into trouble, the ability to manage or restructure the loan terms becomes more difficult as these loans are securitized. It is estimated that approximately 75% of all sub-prime loans have been securitized so that a modification of the loan terms may be restricted by the prospectus or legal agreements. With many of these loans held in CDOs (collateralized debt obligations) that are owned by distant third parties, an effective loan restructuring is difficult, if not nearly impossible. This is a decidedly different scenario than what happened in the last credit contraction of 1990-93. Back then, most loans were held in a portfolio by the originating organization and, therefore, a loan restructuring could be done more easily. It will be interesting to see how these new structures operate and how they might affect the economy in a credit contraction. For the past two years, we have been weeding out any questionable loan-structured securities in the portfolio.

Should the economy experience a reduction in job growth or the beginning of a rise in the unemployment rate, this could accelerate the negative price adjustment in housing and further cause a weakening in consumer disposable income and spending. Any weakening in employment would also occur at a time when between $1.1 and $2.2 trillion in mortgages will be subject to rate resets this year, according to The Bank Credit Analyst. We feel the risks of this negative scenario are rising, but this risk is not being factored into valuations in the stock market or into credit spreads in the bond market. Again, the word "risk" does not seem to be in the vocabulary of many investors.

Outlook

We expect that economic growth will be quite slow this year, as the unfolding housing market challenges affect consumer and business psychology. The key will be whether employment and wage growth continue or whether we will see a rising unemployment rate. We are of the opinion that employment growth is in the process of slowing and that it will become more difficult, as the year progresses. In light of this, we see the odds rising that the Fed will begin to lower the Fed Funds rate, with our best guess being that this process will likely start around September and that the Fed will be initially quite measured because of its inflation focus. Given the price action of commodities last year, we expect to see rising CPI inflation in the second half of this year; thus, the Fed faces the prospect of slowing economic growth accompanied by rising CPI inflation.

Should the housing issue worsen, we could then see the Fed becoming more proactive to stem the tide of a credit or housing crisis. In that case, the Fed Funds rate could fall considerably more. We would expect the debate to then shift to one of what will the yield-curve look like. If the Fed Funds rate is lowered 75 to 100 basis points, where will longer term Treasury bond yields be? The simple response would likely be one that they will fall too, with the debate being whether yields will decline into the low 4% or 3% range. This is a complex issue since our yield levels are likely to be influenced by what develops overseas. With more than half the Treasury bonds owned by foreigners, they would likely compare those yields to what they could earn in their own country bonds. This is especially true for Euro denominated securities.

We are concerned that, if our longer term Treasury yields fall to or below those in Europe, we could see the partial unraveling of the yen-carry trade.

This is a strategy where speculators borrow in yen, because of the low interest cost, and then invest the proceeds in Treasury-denominated securities. Depending upon the amount of financial leverage utilized in this type of strategy, a movement back into the yen or a shift from dollar-denominated securities into Euro-denominated securities could likely negatively affect Treasury bond values.

Given these concerns, housing credit issues and international financing risks, we do not believe that longer term Treasury yields, in the 3% or 4% range, compensate us sufficiently to risk your capital. Should Treasury bond yields fall, despite our point of view, this would likely have serious ramifications for the high-yield bond market as well as for the securitization market. We will patiently wait for better investment opportunities. Now Tom Atteberry will convey his thoughts.

Thomas H. Atteberry Commentary

What are the areas in which we have committed capital when the yield on Treasuries approaches 5%? Specifically, we have concentrated on two ideas within the mortgage sector. In each case the portfolio allocation over time may approach 10%. This is not unlike the 30 year amortization Agency mortgage pools with 6.5% coupons purchased a year ago.

The first idea, which is about 50% complete, is to invest in 6% coupon 10 year amortization Agency mortgage pools. The characteristics of these mortgages make the investment very attractive. The loan size is approximately $150,000, the purpose of almost all the loans was to refinance an existing mortgage, and the loan-to-value ratio is about 50%. This means the homeowner has $150,000 of equity in a home valued at $300,000. This high level of equity combined with the refinance purpose leads us to believe that the homeowner is intent on owning the home free and clear. It is this assumption that gives us comfort that the possibility of the homeowner refinancing again is limited, somewhat reducing the prepayment risk of these loans. This should enable the portfolio to earn the 6% coupon interest for a longer period of time. To date, the yield to maturity of these pools at the time of purchase has been between 5.27% and 5.52%.

The next idea is a little more complex but still a low risk investment in our view. During late 2005 and into 2006 homeowners expanded their use of mortgages with more intricate features in order to afford the home purchases. One such conservative option was an Agency underwritten 7/1 adjustable rate mortgage. An Agency underwritten loan will have full documentation and require a cash down payment. The 7/1 feature is one where the interest rate on the loan is fixed for seven years and then converts to a one year adjustable rate loan for its remaining life. These loans also tend to be interest only payments for the first seven to ten years of the loan. Given the 30 year term of these loans, not receiving principal payments in the early life of the loan has a minimal impact on the average life of the loan.

The characteristics can lead an investor to expect that these types of loans also have a more limited refinance potential. This is further supported by tightened lending standards in wake of the sub-prime mortgage problems. The loan-to-value of these loans tends to be between 80% and 85%. The interest only feature and slightly lower interest rate associated with the 7 year fixed term tends to reduce the monthly payment to an affordable level for the borrower. The credit score of these borrowers, or FICO Score, is in the 690 to 710 range which is at the low end of the prime range. Earlier in Bob's commentary he talked about the potential for home price depreciation. If this does occur, or at best if home prices just stay flat, it will further limit the ability of these loans to be refinanced. The range of yield to maturity for these purchases has been between 5.40% to 5.58%.

Finally, we may return to the 30 year amortization Agency mortgage pools with 6.5% coupons that we purchased last year. They provided a return for the Fund that outpaced both the benchmark and the mortgage sector of the market in general. The idea would be to return this portion of the portfolio to about a 10% allocation. The capital to make all the investments discussed above would come from the current money market allocation in the portfolio.

With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,

Robert L. Rodriguez, CFA
President and Chief Investment Officer

Thomas H. Atteberry
Vice President and Portfolio Manager

April 29, 2007

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2007

Bonds & Debentures		63.4%
U.S. Agencies	28.0%
Mortgage Pass-Through	14.3%
Mortgage-Backed	11.0%
U.S. Government	4.7%
Corporate	4.0%
International	1.1%
Derivatives - Interest Only	0.3%
Preferred Stock		0.3%
Short-Term Investments		35.6%
Other Assets and Liabilities, net		0.7%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2007

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Federal Farm Credit Bank — 4.875% 2008 (1)	$25,000,000
Federal Farm Credit Bank — 5% 2008 (1)	$43,000,000
Federal Farm Credit Bank — 5.15% 2008 (1)	$25,000,000
Federal Home Loan Mortgage Corporation — 5.9% 2036 (1)	$27,991,688
Federal National Mortgage Association — 5.954% 2036 (1)	$17,209,971
Federal National Mortgage Association 2006-66 CL VP — 6% 2015 (1)	$18,200,146
Federal National Mortgage Association — 6% 2016 (1)	$18,828,109
Federal National Mortgage Association — 6% 2016 (1)	$19,211,568
Federal National Mortgage Association 2007-16 CL AB — 6% 2035 (1)	$29,597,365
Federal National Mortgage Association 2006-74 CL DA — 6.5% 2034 (1)	$20,212,460
U.S.Treasury Inflation-Indexed Notes — 2.375% 2011 (1)	$18,354,600
NET SALES
Non-Convertible Bonds & Debentures
Federal Agricultural Mortgage Corporation — 5.02% 2007 (Floating) (2)	$26,100,000
Federal Home Loan Bank — 4.47% 2007 (Floating) (2)	$25,825,000
Royal Bank of Canada — 4.719% 2007 (Floating) (2)	$24,651,000
Metaldyne Corporation — 11% 2012	$12,100,000
U.S.Treasury Inflation-Indexed Notes — 3.375% 2007 (2)	$492,873,227
Convertible Bonds & Debentures
BEA Systems, Inc. — 4% 2006 (2)	$18,000,000
Standard Motor Products, Inc. — 6.75% 2009 (2)	$8,960,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2007

BONDS & DEBENTURES	Principal Amount	Value
U.S. AGENCIES SECURITIES — 28.0%
Federal Farm Credit Bank
— 4.875% 2008	$25,000,000	$24,968,750
— 5% 2008	43,000,000	43,070,090
— 5.15% 2008	25,000,000	25,047,813
— 5.25% 2008	49,630,000	50,046,892
— 5.25% 2008	12,595,000	12,622,583
— 5.5% 2008	25,000,000	25,200,000
Federal Agriculture Mortgage Corporation
— 4.25% 2008	23,424,000	23,214,457
— 4.875% 2011*	19,610,000	19,563,784
Federal Home Loan Bank
— 3.5% 2009	15,000,000	14,509,500
— 4.75% 2009	75,000,000	74,937,355
— 5.125% 2008	25,000,000	25,042,500
— 5.25% 2009	135,780,000	137,017,052
Tennessee Valley Housing Authority — 5.375% 2008	56,362,000	56,775,697
TOTAL U.S. AGENCIES SECURITIES		$532,016,473
MORTGAGE PASS-THROUGH SECURITIES — 14.3%
Federal Home Loan Mortgage Corporation
— 3.5% 2008	$3,883,361	$3,811,762
— 3.5% 2008	5,720,377	5,613,120
— 3.5% 2008	4,327,353	4,243,511
— 5.9% 2036	27,991,688	28,175,383
— 6% 2016	12,968,065	13,221,072
— 6% 2016	1,920,278	1,957,743
— 6% 2016	5,660,249	5,763,724
— 6% 2016	1,513,074	1,540,734
— 6% 2016	981,634	999,579
— 6% 2016	2,235,029	2,275,888
— 6% 2016	4,245,035	4,327,856
— 6% 2017	6,307,817	6,430,882
— 6% 2017	1,500,958	1,528,397
— 6.5% 2034	2,676,464	2,729,672
— 6.5% 2036	11,948,630	12,184,615
— 6.5% 2036	5,587,314	5,704,298
Federal National Mortgage Association
— 5.5% 2014	3,963,810	3,986,642
— 5.954% 2036	17,209,971	17,403,583
— 6% 2011	1,498,796	1,512,113
— 6% 2012	7,362,269	7,427,683

PORTFOLIO OF INVESTMENTS

March 31, 2007

BONDS & DEBENTURES — Continued	Principal Amount	Value
— 6% 2016	6,505,879	6,632,809
— 6% 2016	1,320,949	1,347,134
— 6% 2016	2,795,380	2,850,793
— 6% 2016	18,828,109	19,172,306
— 6% 2016	19,211,568	19,562,775
— 6% 2017	6,548,467	6,668,180
— 6% 2017	10,522,868	10,731,463
— 6% 2017	2,446,539	2,491,264
— 6.5% 2035	2,310,214	2,356,418
— 6.5% 2035	3,332,313	3,400,452
— 6.5% 2035	5,535,619	5,646,331
— 6.5% 2035	4,366,982	4,456,278
— 6.5% 2035	3,785,201	3,860,905
— 6.5% 2035	9,011,518	9,191,748
— 6.5% 2036	13,595,981	13,893,393
— 6.5% 2036	1,613,007	1,645,267
— 6.5% 2036	7,326,485	7,473,015
— 6.5% 2036	6,088,966	6,210,745
— 6.5% 2036	10,857,041	11,097,932
— 7.5% 2028	1,259,282	1,311,397
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$270,838,862
MORTGAGE-BACKED SECURITIES — 11.0%
BOAA 2003-6 CL 1NC2 — 8% 2033	$1,874,219	$1,958,147
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	12,683,487	13,349,877
Countrywide Mortgage Securities 2002-36 CL A20 — 5% 2033	558,125	555,876
Federal Home Loan Mortgage Corporation
1534 CL IA FLOAT — 4.1% 2023 (Floating)	553,504	531,018
1552 CL I FLOAT — 4.1% 2023 (Floating)	885,332	883,672
1669 CL HA FLOAT — 4.25% 2023 (Floating)	2,212,802	2,187,563
1671 CL HA FLOAT — 4.25% 2024 (Floating)	3,347,711	3,255,649
1673 CL HB FLOAT — 4.25% 2024 (Floating)	1,000,000	950,000
3003 CL KH — 5% 2034	16,381,854	16,352,530
2796 CL BA — 5.5% 2029	7,264,445	7,279,337
2805 CL AB — 5.5% 2030	6,424,843	6,443,732
1804 CL C — 6% 2008	1,668,857	1,670,593
1591 CL PV — 6.25% 2023	5,567,078	5,734,257
2438 CL MF — 6.5% 2031	6,858,881	6,895,319
2198 CL PS — 7% 2029	11,571,706	11,944,170
2543 CL AD — 8.5% 2016	92,923	94,945
2519 CL ED — 8.5% 2030	470,017	489,993
2626 CL QM — 9% 2018	2,600,164	2,891,870

PORTFOLIO OF INVESTMENTS

March 31, 2007

BONDS & DEBENTURES — Continued	Principal Amount	Value
Federal National Mortgage Association
2003-102 CL EA — 5.5% 2032	2,121,543	2,124,526
2006-61 CL LU — 6% 2013	9,518,690	9,673,826
2006-66 CL VP — 6% 2015	18,200,146	18,392,340
2003-12 CL AC — 6% 2016	249,090	250,261
1999-24 CL BC — 6% 2029	1,874,284	1,894,151
2007-16 CL AB — 6% 2035	29,597,365	29,997,817
1995-13 CL C — 6.5% 2008	69,503	69,681
2003-59 CL NP — 6.5% 2017	2,553,636	2,625,419
2006-74 CL DA — 6.5% 2034	20,212,460	20,472,796
1992-193 CL HD — 7% 2007	793,713	794,257
319-18 — 8% 2032	975,192	1,047,112
2004-W6 — 8% 2034	10,003,023	10,271,854
Government National Mortgage Association II
1999-47 — 7.5% 2029	2,351,913	2,480,092
JP Morgan MTG Trust 2003-A2 — 4% 2033	1,865,548	1,865,548
Wachovia Asset Securitization, Inc. 2002-1 CL 2A1 — 6.25% 2033	1,680,747	1,682,848
Wells Fargo Mortgage Backed Securities Tr. 2004-1 CL A19 — 5% 2034	1,484,028	1,478,122
Wells Fargo Mortgage Backed Securities Tr. 2005-2 CL 1A2 — 8% 2035	18,715,855	19,499,581
TOTAL MORTGAGE-BACKED SECURITIES		$208,088,779
U.S. GOVERNMENT SECURITIES — 4.7%
U.S.Treasury Inflation-Indexed Notes — 2.375% 2011	$18,354,600	$18,594,787
U.S.Treasury Notes — 4% 2007	20,000,000	19,896,875
U.S.Treasury Notes — 4.25% 2007	51,000,000	50,768,906
TOTAL U.S. GOVERNMENT SECURITIES		$89,260,568
CORPORATE BONDS & DEBENTURES — 4.0%
Bayerische Landesbank — 4.51% 2009 (Floating)*	$21,000,000	$20,749,680
Metaldyne Corporation — 11% 2012	7,880,000	7,446,600
Qwest Communications International, Inc. — 8.86% 2009 (Floating)	24,045,000	24,316,708
Rabobank Nederland NV NY — 4.674% 2007 (Floating)	24,674,000	24,338,582
TOTAL CORPORATE BONDS & DEBENTURES		$76,851,570
INTERNATIONAL SECURITY — 1.1%
France OATei — 3% 2012	$14,593,418	$20,699,012
DERIVATIVE SECURITIES — 0.3%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2522 CL PI — 5.5% 2018	$259,642	$974
2558 CL JW — 5.5% 2022	16,116,616	2,336,909

PORTFOLIO OF INVESTMENTS

March 31, 2007

BONDS & DEBENTURES — Continued	Shares or Principal Amount	Value
1694 CL L — 6.5% 2023	39,120	856
217 — 6.5% 2032	2,630,175	570,419
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	15,107,344	2,860,953
323 CL 1 — 5.5% 2032	3,682,807	737,703
1994-17 CL JB — 6.5% 2009	224,767	9,693
TOTAL DERIVATIVE SECURITIES		$6,517,507
TOTAL BONDS & DEBENTURES — 63.4% (Cost $1,196,203,501)		$1,204,272,771
PREFERRED STOCK — 0.3% (Cost $4,495,129)
Pennsylvania Real Estate Investment Trust	93,800	$4,971,400
TOTAL INVESTMENT SECURITIES — 63.7% (Cost $1,200,698,630)		$1,209,244,171
SHORT-TERM INVESTMENTS — 35.6%
Rabobank USA Financial Corporation — 5.395% 04/02/07	$60,000,000	$59,991,008
Toyota Motor Credit Corporation — 5.23% 04/02/07	50,000,000	49,992,736
ChevronTexaco Funding Corporation — 5.21% 04/03/07	65,000,000	64,981,186
American General Finance Corporation — 5.26% 04/04/07	31,807,000	31,793,058
General Electric Capital Corporation — 5.23% 04/04/07	42,647,000	42,628,413
Toyota Motor Credit Corporation — 5.22% 04/05/07	27,000,000	26,984,340
Bank Of Montreal — 5.23% 4/10/07	64,674,000	64,589,439
International Lease Finance Corporation — 5.23% 04/12/07	30,000,000	29,952,058
Citigroup Funding Corporation — 5.255% 04/17/07	56,045,000	55,914,104
International Lease Finance Corporation — 5.24% 04/26/07	35,272,000	35,143,649
Barclays U.S. Funding, Inc. — 5.185% 04/30/07	80,736,000	80,398,782
General Electric Capital Services, Inc. — 5.23% 05/04/07	72,529,000	72,181,284
ABN Amro North America Financial Corporation — 5.215% 05/14/07	62,389,000	62,000,377
TOTAL SHORT-TERM INVESTMENTS (Cost $676,550,434)		$676,550,434
TOTAL INVESTMENTS — 99.3% (Cost $1,877,249,064)		$1,885,794,605
Other assets and liabilities, net — 0.7%		12,425,941
TOTAL NET ASSETS — 100.0%		$1,898,220,546

*  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. Federal Agricultural Mortgage Corporation 4.875% due 2011 was purchased at $97.45 on May 12, 2006. Bayerische Landesbank 4.51% due 2009 was purchased at $100 on April 14, 2004. These restricted securites constituted 2.1% of total assets at March 31, 2007.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007

ASSETS
Investments at value:
Investments securities — at market value (identified cost $1,200,698,630)	$1,209,244,171
Short-term investments — at amortized cost (maturities 60 days or less)	676,550,434	$1,885,794,605
Cash		296
Receivable for:
Interest	$12,531,585
Capital Stock sold	4,284,997	16,816,582
		$1,902,611,483
LIABILITIES
Payable for:
Capital Stock repurchased	$3,445,330
Advisory fees	802,867
Accrued expenses and other liabilities	142,740	4,390,937
NET ASSETS		$1,898,220,546
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 400,000,000 shares; outstanding 172,632,373 shares		$1,726,324
Additional Paid in Capital		1,924,799,076
Accumulated net realized loss on investments		(65,982,741)
Undistributed net investment income		29,132,346
Unrealized appreciation of investments		8,545,541
NET ASSETS		$1,898,220,546
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$11.00
Maximum offering price per share (100/96.5 of per share net asset value)		$11.40

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2007

INVESTMENT INCOME
Interest		$47,452,839
Dividends		257,950
		$47,710,789
EXPENSES
Advisory fees	$4,623,484
Transfer agent fees and expenses	759,360
Reports to shareholders	182,009
Custodian fees and expenses	65,911
Insurance	36,130
Registration fees	28,414
Directors' fees and expenses	25,633
Audit fees	24,380
Legal fees	8,328
Other expenses	8,712	5,762,361
Net investment income		$41,948,428
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$656,340,304
Cost of investment securities sold	659,847,157
Net realized loss on investments		$(3,506,853)
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$1,248,298
Unrealized appreciation at end of period	8,545,541
Change in unrealized appreciation of investments		7,297,243
Net realized and unrealized gain on investments		$3,790,390
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$45,738,818

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

See notes to financial statements.

	For the Six Months Ended March 31, 2007		For the Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$41,948,428		$80,986,719
Net realized loss on investments	(3,506,853)		(13,074,435)
Change in unrealized appreciation of investments	7,297,243		10,006,816
Increase in net assets resulting from operations		$45,738,818		$77,919,100
Distributions to shareholders from net investment income		(43,406,859)		(86,445,915)
Capital Stock transactions:
Proceeds from Capital Stock sold	$271,049,497		$559,770,838
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	28,239,728		60,398,498
Cost of Capital Stock repurchased*	(222,507,785)	76,781,440	(638,020,384)	(17,851,048)
Total increase (decrease) in net assets		$79,113,399		$(26,377,863)
NET ASSETS
Beginning of period, including undistributed net investment income of $30,590,777 and $32,127,477		1,819,107,147		1,845,485,010
End of period, including undistributed net investment income of $29,132,346 and $30,590,777		$1,898,220,546		$1,819,107,147
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		24,885,238		51,331,029
Shares issued to shareholders upon reinvestment of dividends and distributions		2,605,141		5,568,455
Shares of Capital Stock repurchased		(20,428,823)		(58,567,729)
Increase (decrease) in Capital Stock outstanding		7,061,556		(1,668,245)

*  Net of redemption fees of $55,697 and $45,166 for the periods ended March 31, 2007 and September 30, 2006, respectively.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

See notes to financial statements.

	Six Months Ended March 31,		For the Year Ended September 30,
	2007		2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of period	$10.99		$11.04	$11.30	$11.27	$10.98	$11.17
Income from investment operations:
Net investment income	$0.25		$0.53	$0.48	$0.43	$0.52	$0.54
Net realized and unrealized gain (loss) on investment securities	0.02		(0.04)	(0.34)	0.03	0.33	(0.12)
Total from investment operations	$0.27		$0.49	$0.14	$0.46	$0.85	$0.42
Less distributions:
Dividends from net investment income	$(0.26)		$(0.54)	$(0.40)	$(0.43)	$(0.56)	$(0.54)
Distributions from net realized capital gains	—		—	—	—	—	(0.07)
Total distributions	$(0.26)		$(0.54)	$(0.40)	$(0.43)	$(0.56)	$(0.61)
Redemption fees	—	*	— *	— *	— *	—	—
Net asset value at end of period	$11.00		$10.99	$11.04	$11.30	$11.27	$10.98
Total investment return**	2.51%		4.59%	1.27%	4.16%	8.02%	3.83%
Ratios/supplemental data:
Net assets at end of period (in $000's)	1,898,221		1,819,107	1,845,485	1,938,651	1,125,498	1,110,905
Ratio of expenses to average net assets	0.62	%†	0.62%	0.61%	0.60%	0.61%	0.58%
Ratio of net investment income to average net assets	4.50	%†	4.68%	3.69%	3.77%	4.69%	5.06%
Portfolio turnover rate	52	%†	60%	42%	62%	52%	28%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the period ended March 31, 2007 is not annualized.

†  Annualized

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $370,073,427 for the six months ended March 31, 2007.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year. The Advisor commenced providing advisory services under a new investment advisory agreement approved by shareholders on May 1, 2006. The Adviser is a new investment advisory firm owned entirely by the former principals and key investment professionals of the Fund's prior advisor. The terms of the new investment advisory agreement are identical to the prior investment advisory agreement.

For the six months ended March 31, 2007, the Fund paid aggregate fees of $25,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

The cost of investment securities at March 31, 2007 for federal income tax purposes was $1,197,110,127. Gross unrealized appreciation and depreciation for all securities at March 31, 2007 for federal income tax purposes was $17,094,245 and $4,960,201, respectively, resulting in net unrealized appreciation of $12,134,044. The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for

NOTES TO FINANCIAL STATEMENTS

Continued

Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (the "Interpretation"), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Fund completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

NOTE 5 — Distributor

For the six months ended March 31, 2007, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $12,734 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2007, the Fund collected $55,697 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Distribution to Shareholders

On March 30, 2007, the Board of Directors declared a dividend from net investment income of $0.13 per share payable April 5, 2007 to shareholders of record on March 30, 2007. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 2, 2007.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2007

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2006	$1,000.00	$1,000.00
Ending Account Value March 31, 2007	$1,025.10	$1,021.87
Expenses Paid During Period*	$3.13	$3.13

*  Expenses are equal to the Fund's annualized expense ratio of 0.62%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2007 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Director† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (62)*	Director† Years Served: 7	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Kaiser Aluminum, Wedbush, Inc., EMAK, and WM Group of Funds.

A. Robert Pisano – (64)*	Director† Years Served: 5	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell – (64)*	Director† Years Served: 1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Director† Years Served: 16	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (58)	Director† President & Chief Investment Officer Years Served: 7	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (53)	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (62)	Vice President Years Served: 22	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (46)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 12	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 29	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                    Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                    Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the  Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.               Exhibits.

(a)(1)       Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)       Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: June 1, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: June 1, 2007